October 4, 2011

Supplement

SUPPLEMENT DATED OCTOBER 4, 2011 TO THE PROSPECTUSES OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE MULTI CAP GROWTH PORTFOLIO
(the "Portfolio")
CLASS X and CLASS Y
Dated April 29, 2011

The second sentence of the third paragraph under the section entitled "Portfolio Summary — Principal Investment Strategies" is deleted and replaced with the following:

The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques.

The third sentence of the fifth paragraph under the section entitled "Portfolio Details — Additional Information about the Portfolio's Investment Objective, Strategies and Risks — Principal Investment Strategies" is deleted and replaced with the following:

The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques.

The following is added after the last paragraph under the section entitled "Portfolio Details — Additional Information about the Portfolio's Investment Objective, Strategies and Risks — Principal Risks — Derivatives":

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 4, 2011

Supplement

SUPPLEMENT DATED OCTOBER 4, 2011 TO THE
STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
(the "Fund")
Dated April 29, 2011

The first sentence of the second paragraph under the section of the Fund's Statement of Additional Information entitled "II. Description of the Fund and Its Investments and Risks — E. Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month (except for the Money Market Portfolio); and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month (except for the Money Market Portfolio).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.